Exhibit 10.6

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of November 18, 2016 (this “Amendment”), is entered into by and among the following parties:
(a)SPRINT SPECTRUM L.P., as initial Servicer (the “Servicer”);
(b)THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “Sellers” (the “Sellers” and together with the Servicer, the “Sprint Parties”);
(c)THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “CONDUIT PURCHASERS” (the “Conduit Purchasers”);
(d)THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “COMMITTED PURCHASERS” (the “Committed Purchasers”);
(e)THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS “PURCHASER AGENTS” (the “Purchaser Agents”);
(f)MIZUHO BANK, LTD., as the Collateral Agent (in such capacity the “Collateral Agent”) and as the ISC Administrative Agent (in such capacity the “ISC Administrative Agent”);
(g)THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as the SCC Administrative Agent (in such capacity the “SCC Administrative Agent”), and
(h)SMBC NIKKO SECURITIES AMERICA, INC., as Lease Administrative Agent (in such capacity the “Lease Administrative Agent” and, together with the ISC Administrative Agent and the SCC Administrative Agent, the “Administrative Agents”).
Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Receivables Purchase Agreement (as defined below).
RECITALS
WHEREAS, the Sellers, the Servicer, the Conduit Purchasers, the Committed Purchasers, the Purchaser Agents, the Collateral Agent and the Administrative Agents, entered into that certain Second Amended and Restated Receivables Purchase Agreement, dated as of November 19, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”);

WHEREAS, concurrently herewith, the parties to the Receivables Purchase Agreement are entering into an Amendment Fee Letter Agreement (the “Amendment Fee Letter”);
WHEREAS, the parties to the Receivables Purchase Agreement desire to amend the Receivables Purchase Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
1. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended to reflect the marked changes shown on Exhibit A hereto.
2. Representations and Warranties. Each Sprint Party hereby represents and warrants as of the date hereof as follows:
(a)Representations and Warranties. The representations and warranties made by it in the Receivables Purchase Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Receivables Purchase Agreement as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Receivables Purchase Agreement as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with their respective terms.
(c)No Termination Events. After giving effect to this Amendment and the transactions contemplated hereby, no Event of Termination, Unmatured Event of Termination, Collection Control Event or Non-Reinvestment Event exists or shall exist.
3. Entire Agreement. Except as otherwise amended hereby, all of the other terms and provisions of the Receivables Purchase Agreement are and shall remain in full force and effect and the Receivables Purchase Agreement, as amended and supplemented by this Amendment, is hereby ratified and confirmed by the parties hereto. After this Amendment becomes effective, all references in the Receivables Purchase Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement shall be deemed to be references to the Receivables Purchase Agreement as amended by this Amendment. This Amendment contains the entire understanding of the parties with respect to the provisions of the Receivables Purchase Agreement amended and supplemented hereby and may not be modified except in writing signed by all parties. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Purchase Agreement other than as set forth herein.
4. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent and each Administrative Agent of:

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(a)duly executed counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto;
(b)duly executed counterparts of the Amendment Fee Letter (whether by facsimile or otherwise) executed by each of the parties thereto;
(c)confirmation from each Purchaser Agent that all amounts due and owing under the Amendment Fee letter have been paid in full;
(d)standard corporate and enforceability opinions reasonably required by the Collateral Agent and each Administrative Agent (covering no-conflicts with material agreements); and
(e)such other agreements, documents and instruments as the Administrative Agents shall request.
5. Governing Law. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
6. Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Receivables Purchase Agreement, as applicable.
7. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any provision hereof or thereof.
8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Sprint Party, and their respective successors and permitted assigns.
9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.
SPRINT SPECTRUM L.P.
as Servicer

By: /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Treasurer

SFE 1, LLC
SFE 2, LLC
SFE 3, LLC
SFE 4, LLC
SFE 5, LLC
SFE 6, LLC
SFE 7, LLC
SFE 8, LLC
SFE 9, LLC
SFE 10, LLC
SFE 11, LLC
SFE 12, LLC
SFE 13, LLC
SFE 14, LLC
SFE 15, LLC, each as a Seller

By: /s/ Janet M. Duncan
Name: Janet M. Duncan
Title: Treasurer

S-1                        First Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as the SCC Administrative Agent

By: /s/ Luna Mills
Name:    Luna Mills
Title: Managing Director

MIZUHO BANK, LTD.,
as the ISC Administrative Agent

By: /s/ Daniel Guevara
Name: Daniel Guevara
Title: Authorized Signatory

MIZUHO BANK, LTD.,
as Collateral Agent

By: /s/ Daniel Guevara
Name: Daniel Guevara
Title: Authorized Signatory

SMBC NIKKO SECURITIES AMERICA, INC., as the Lease Administrative Agent

By: /s/ Yukimi Konno
Name: Yukimi Konno
Title: Managing Director

S-2                        First Amendment

VICTORY RECEIVABLES CORPORATION,
as a Conduit Purchaser

By: /s/ David V. DeAngelis
Name:    David V. DeAngelis
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Purchaser Agent for the Victory Purchaser Group

By: /s/ Luna Mills
Name:    Luna Mills
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH,
as a Committed Purchaser for the Victory Purchaser Group

By: /s/ Nobuaki Mori
Name:    Nobuaki Mori
Title: Managing Director

S-3                        First Amendment

MIZUHO BANK, LTD.,
as a Purchaser Agent for Mizuho Bank, Ltd., as Committed Purchaser

By: /s/ Daniel Guevara
Name:    Daniel Guevara
Title: Authorized Signatory

MIZUHO BANK, LTD.,
as a Committed Purchaser

By: /s/ Daniel Guevara
Name:    Daniel Guevara
Title: Authorized Signatory

S-4                        First Amendment

MANHATTAN ASSET FUNDING COMPANY LLC,
as a Conduit Purchaser

By: MAF Receivables Corp., Its Member

By: /s/ Irina Khaimova
Name:    Irina Khaimova
Title: Vice President

SMBC NIKKO SECURITIES AMERICA, INC.,
as a Purchaser Agent for the Manhattan Purchaser Group

By: /s/ Yukimi Konno
Name:    Yukimi Konno
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Committed Purchaser for the Manhattan Purchaser Group

By: /s/ Koki Harada
Name:     Koki Harada
Title: Executive Director

S-5                        First Amendment

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By: /s/ Jill A. Russo
Name:    Jill A. Russo
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Purchaser Agent for the Liberty Street Purchaser Group

By: /s/ Paula J. Czach
Name:    Paula J. Czach
Title: Managing Director

THE BANK OF NOVA SCOTIA, as a Committed Purchaser for the Liberty Street Purchaser Group

By: /s/ Paula J. Czach
Name:    Paula J. Czach
Title: Managing Director

S-6                        First Amendment

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By:    Crédit Agricole Corporate and Investment Bank,
as attorney-in-fact

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Purchaser Agent for the Atlantic Asset Purchaser Group

By: /s/ Kostantina Kourmpetis
Name:    Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Purchaser for the Atlantic Asset Purchaser Group

By: /s/ Kostantina Kourmpetis
Name:    Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

S-7                        First Amendment

SUMITOMO MITSUI TRUST BANK, LIMITED
as a Purchaser Agent for Sumitomo Mitsui Trust Bank, Limited, as Committed Purchaser

By: /s/ Albert C. Tew II
Name:    Albert C. Tew II
Title: Head of Documentation Americas

SUMITOMO MITSUI TRUST BANK, LIMITED,
as a Committed Purchaser

By: /s/ Albert C. Tew II
Name:    Albert C. Tew II
Title: Head of Documentation America

S-8                        First Amendment

EXHIBIT A
(marked pages)

Exhibit A                    First Amendment